Exhibit 31.3

Certification of CEO Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, James L. Pokluda III, certify that:

1.       I have reviewed this annual report on Form 10-K/A of Houston Wire & Cable Company; and

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 28, 2021	/s/ James L. Pokluda III
James L. Pokluda III
Chief Executive Officer

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